UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 8, 2015

ALL AMERICAN PET COMPANY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

001-33300	91-2186665
(Commission File Number)	(IRS Employer Identification No.)

1100 Glendon Avenue, 17th Floor, Los Angeles, California 90024

(Address of Principal Executive Offices)

(310) 689-7355

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

RESIGNATION OF PRINCIPAL OFFICER; LISA BERSHAN

On April 8th 2015, Lisa Bershan CEO, President and Board Member of the All American Pet Company, Inc., resigned her titles and resigned from the company as an employee. Barry Schwartz will assume the role of CEO/President in the interim.  barrys@aapbrands.com.

Item 9.01 – Financial Statements and Exhibits

EXHIBITS

Exhibit Number	Description

99.1	Letter of resignation

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ALL AMERICAN PET COMPANY, INC.

Date: May 8, 2015	By:	/s/ Barry Schwartz
Barry Schwartz, Chief Executive Officer